Premises and Equipment - Schedule of Premises and Equipment (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Land	$ 81,194	$ 89,137
Buildings	241,284	261,994
Furniture, fixtures and equipment	137,469	129,866
Total premises and equipment	459,947	480,997
Accumulated depreciation	(159,440)	(149,584)
Total premises and equipment, net	$ 300,507	$ 331,413